Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Terry K. Glenn, President of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: December 22, 2003


                                           /s/ Terry K. Glenn
                                           ------------------
                                           Terry K. Glenn,
                                           President of
                                           Merrill Lynch Municipal Intermediate
                                           Term Fund of Merrill Lynch Municipal
                                           Series Trust

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust and will be retained by Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.

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Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: December 22, 2003


                                            /s/ Donald C. Burke
                                            -------------------
                                            Donald C. Burke,
                                            Chief Financial Officer of
                                            Merrill Lynch Municipal Intermediate
                                            Term Fund of Merrill Lynch Municipal
                                            Series Trust

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust and will be retained by Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.